UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2007

TWL Corporation
(Exact name of registrant as specified in its charter)

Utah	0-8924	73-0981865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4101 International Parkway Carrollton, Texas	75007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 309-4000

Not Applicable

Former name or former address, if changed since last report

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

1065 Avenue of the Americas

New York, New York 10018

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 24, 2007, TWL Corporation (the "Company") received an additional $125,000 of gross proceeds (the “Proceeds”) from the sale of its 15% Senior Secured Convertible Debentures maturing April 24, 2011 (the " Debentures"), and six months warrants (the “Warrants"; the Warrants and the Debentures are collectively referred to as the “Securities”), to purchase up to an aggregate of 1,666,667 shares of common stock, no par value per share (the “Common Stock”), of the Company. The Securities were sold pursuant to the terms and conditions of the Purchase and Amendment Agreement (the “Agreement”) dated March 13, 2007, entered into by and between the Company and certain accredited investors signatories thereto (the “Holders”), which Agreement was subject of the Company’s Current Report filed with the Securities and Exchange Commission on Form 8-K on March 20, 2007 (the “March 20, 2007 Current Report”). The Securities contain exactly the same terms, registration rights, rights and conditions as the securities sold by the Company on March 13, 2007 (the “Closing Date”), as previously reported by the Company in the March 20, 2007 Current Report, with the exception of the Debentures maturing on April 24, 2011. The purchase and sale of any additional Securities may occur in one or more closings to occur no later than six months after the Closing Date. As of the date of this Current Report, the Company has received aggregate gross proceeds of $1,125,000 from the sale of the Securities, and expects to use these proceeds as general working capital.

Out of the Proceeds, the Company  paid commissions of $10,000, an unallocated expense reimbursement fee of $2,500, and issued 12,500 Warrants to the placement agent, a registered broker dealer firm (the “Placement Agent”), on the terms substantially similar to the Warrants with the exception of the five year maturity period, as  consideration  for  services  performed  by the Placement Agent in connection with the issuance  of  the  Securities to the Holders pursuant  to  the   Agreement. The Company further agreed to indemnify the Placement Agent and other persons against specific liabilities under the Securities Act of 1933, as amended.

As of May 2, 2007, the Company has in addition to the sales of the Securities discussed above and sales of Securities reported in the March 20, 2007 Current Report, closed on a private placement offering (the “Offering”) in which it sold an aggregate of 18,333,333 shares (the “Shares”) of its Common Stock at a price of $0.03 per Share for aggregate gross proceeds of $550,000. The Shares were sold pursuant to Common Stock Subscription Agreements entered into by and between the Company and the purchasers signatories thereto (the “Purchasers”). The Company also granted piggy back registration rights to the Purchasers. The net proceeds of the Offering are expected to be used as general working capital of, and reduction of vendor payables by, the Company.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the Company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures  to  restrict  the  transfer  of  the  securities.

Item  2.03  Creation of Direct Financial Obligation.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 26, 2006, the board of directors of the Company appointed Laird Q. Cagan as a director of the Company. There are no understandings or arrangements between Mr. Cagan and any other person pursuant to which Mr. Cagan was selected as a director. Mr. Cagan presently does not serve on any Company committee. Mr. Cagan may be appointed to serve as a member of a committee in the future, although there are no plans to appoint him to a committee as of the date hereof. With the exception of Mr. Cagan being the cousin of Dennis J. Cagan, the Company’s Chief Executive Officer, President and a member of the board of directors, Mr. Cagan does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, with the exception of Mr. Cagan (i) being a principal of the Placement Agent which has entered into an agreement with the Company to provide exclusive financial advisory services with respect to mergers, acquisitions and capital raising of the Company, and assisted the Company with the sale of the Securities (as more fully described in Item 1.01 above), (ii) being a principal of the entity which purchased $1,000,000 worth of Securities described in March 20, 2007 Current Report, and (iii) providing certain advisory services to the Company, Mr. Cagan has not entered into a transaction, nor was there any proposed transaction between Mr. Cagan and the Company at any time during the past 2 years.

Mr. Cagan (49) is a co-founder, and, since 2001, has been Managing Director, of Cagan McAfee Capital Partners, LLC (“CMCP”), a merchant bank located in Cupertino, California.  Since 2003, Mr. Cagan has served as the Chairman of the Board of Directors for Evolution Petroleum, Inc. (AMEX: EPM); since 2006 Mr. Cagan has served as a member of the board of directors of American Ethanol, Inc., an international biofuels company; since May 2006, Mr. Cagan has served as a member of the board of directors of Pacific Asia Petroleum, Inc., a publicly traded energy company with operations in China; and since 2006, Mr. Cagan has served as a member of the board of directors of WorldSage, Inc., a publicly traded international education company.  Further, Mr. Cagan served as a member of the board of directors of Burstein Technologies, Inc, a private medical device company, from 2005 to 2006.  Mr. Cagan also serves as President of Cagan Capital, LLC, an investment firm he formed in 1990, which continues to hold investments, but transitioned operationally into CMCP.  Mr. Cagan has been involved over the past 25 years as a venture capitalist, investment banker and principal, in a wide variety of financings, mergers, acquisitions and investments of high growth companies in a wide variety of industries.  At Goldman Sachs and Drexel Burnham Lambert Mr. Cagan was involved in over $14 billion worth of transactions. Mr. Cagan attended M.I.T. and received a BS and an MS degree in engineering, and an MBA, all from Stanford University.  He is a member of the Stanford University Athletic Board of Directors as well as Chairman of the SF Bay Chapter of the Young Presidents’ Organization.  Mr. Cagan is also a registered representative and principal of Chadbourn Securities, Inc., an NASD licensed broker-dealer engaged by TWL.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d) Index of Exhibits.

Exhibit Number	Description
10.1	Form of Common Stock Subscription Agreement entered into by and among TWL Corporation and the purchasers signatories thereto. (Filed herewith).
10.2	Form of Registration Rights Agreement entered into by and among TWL Corporation and the purchasers signatories thereto. (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWL Corporation
May 7, 2007	By:	/s/ Patrick Quinn
Patrick Quinn
Chief Financial Officer